Debt	12 Months Ended
Dec. 31, 2018
Debt Disclosure [Abstract]
Debt	Debt
Debt maturing within one year:
Debt maturing within one year consists of the following:

	December 31,
(in Millions)	2018	2017
Short-term foreign debt (1)	$106.5	$91.4
Commercial paper (2)	55.2	—
Total short-term debt	$161.7	$91.4
Current portion of long-term debt	386.0	101.2
Short-term debt and current portion of long-term debt	$547.7	$192.6

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(1)	At December 31, 2018, the average effective interest rate on the borrowings was 7.1%.

(2)	At December 31, 2018, the average effective interest rate on the borrowings was 3.1%.

Long-term debt:
Long-term debt consists of the following:

(in Millions)	December 31, 2018		December 31,
	Interest Rate Percentage	Maturity Date	2018	2017
Pollution control and industrial revenue bonds (less unamortized discounts of $0.2 and $0.2, respectively)	1.9% - 6.5%	2021 - 2032	$51.6	$51.6
Senior notes (less unamortized discounts of $0.8 and $1.1, respectively)	3.95% - 5.2%	2019 - 2024	999.2	998.9
2014 Term Loan Facility	—%	2020	—	450.0
2017 Term Loan Facility	3.8%	2022	1,400.0	1,500.0
Revolving Credit Facility (1)	5.1%	2022	—	—
Foreign debt	0 - 7.2%	2019 - 2024	89.1	106.9
Debt issuance cost			(8.9)	(13.2)
Total long-term debt			$2,531.0	$3,094.2
Less: debt maturing within one year			386.0	101.2
Total long-term debt, less current portion			$2,145.0	$2,993.0

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(1)	Letters of credit outstanding under the Revolving Credit Facility totaled $199.0 million and available funds under this facility were $1,245.8 million at December 31, 2018.

2014 Term Loan Agreement Amendment
On September 28, 2018, we entered into Amendment No. 4 (“2014 Term Loan Amendment”) to that certain Term Loan Agreement, dated as of October 10, 2014. The 2014 Term Loan Amendment amends the 2014 Term Loan Agreement in order to permit our previously disclosed separation and spin-off of the FMC Lithium business, as set forth in the 2014 Term Loan Amendment. The 2014 Term Loan was subsequently paid down in full during the fourth quarter of 2018 using a portion of the proceeds from the Livent IPO.
2017 Term Loan Agreement Amendment
On September 28, 2018, we entered into Amendment No. 1 (“2017 Term Loan Amendment”) to that certain Term Loan Agreement, dated as of May 2, 2017. The 2017 Term Loan Amendment amends the 2017 Term Loan Agreement in order to permit our previously disclosed separation and spin-off of the FMC Lithium segment, as set forth in the 2017 Term Loan Amendment. Refer to the original terms of the 2017 Term Loan Agreement described below.
Revolving Credit Agreement Amendment
On September 28, 2018, we entered into Amendment No. 1 (“Revolving Credit Amendment”) to that certain Second Amended and Restated Credit Agreement, dated as of May 2, 2017. The Revolving Credit Amendment amends the Revolving Credit Agreement in order to permit the previously disclosed separation and spin-off of FMC Lithium, as set forth in the Revolving Credit Amendment. Refer to the original terms of the Revolving Credit Agreement described below.
Term Loan Facility
On November 1, 2017, we borrowed $1.5 billion under our previously announced senior unsecured term loan facility ("2017 Term Loan Facility"). The proceeds of the borrowing were used to finance the Acquisition and will also be used to pay anticipated taxes associated with the gain on the sale of FMC Health and Nutrition and other transaction costs.
The scheduled maturity of the 2017 Term Loan Facility is on the fifth anniversary of this closing date. The 2017 Term Loan Facility will bear interest at a floating rate, which will be a base rate or a Eurocurrency rate equal to the London interbank offered rate for the relevant interest period, plus in each case an applicable margin, as determined in accordance with the provisions of the related agreement to the 2017 Term Loan Facility. The base rate will be the highest of: the rate of interest announced publicly by Citibank, N.A. in New York, New York from time to time as its “base rate”; the federal funds effective rate plus 1/2 of one percent; and the Eurocurrency rate for a one-month period plus one percent.
The 2017 Term Loan Facility contains financial and other covenants, including a maximum leverage ratio of 4.75 and minimum interest coverage ratio of 3.5 immediately following the DuPont Crop Protection Business Acquisition. The 2017 Term Loan Facility also contains a cross-default provision whereby a default under our other indebtedness in excess of $50 million, after grace periods and absent a waiver from the lenders, would be an event of default under the agreement of the 2017 Term Loan Facility and could result in a demand for payment of all amounts outstanding under this facility.
Revolving Credit Facility
On May 2, 2017, we entered into an amended and restated credit agreement (the "Revolving Credit Agreement"). The unsecured Revolving Credit Agreement provides for a $1.5 billion revolving credit facility, with an option, subject to certain conditions and limitations, to increase the aggregate amount of the revolving credit commitments to $2.25 billion (the "Revolving Credit Facility"). The current termination date of the Revolving Credit Facility is May 2, 2022.
Revolving loans under the Revolving Credit Facility will bear interest at a floating rate, which will be a base rate or a Eurocurrency rate equal to the London interbank offered rate for the relevant interest period, plus, in each case, an applicable margin, as determined in accordance with the provisions of the Revolving Credit Agreement. The base rate will be the highest of: the rate of interest announced publicly by Citibank, N.A. in New York, New York from time to time as its “base rate”; the federal funds effective rate plus 1/2 of one percent; and the Eurocurrency rate for a one-month period plus one percent. We are also required to pay a facility fee on the average daily amount (whether used or unused) at a rate per annum equal to an applicable percentage in effect from time to time for the facility fee, as determined in accordance with the provisions of the Revolving Credit Agreement. The initial facility fee is 0.15 percent per annum. The applicable margin and the facility fee are subject to adjustment as provided in the Revolving Credit Agreement.
The Revolving Credit Agreement contains customary financial and other covenants, including a maximum leverage ratio and minimum interest coverage ratio. The financial covenant levels have been amended in order to permit the debt incurred under the 2017 Term Loan Facility discussed above along with certain other changes to permit the expected transaction.
Fees incurred to secure the Revolving Credit Facility have been deferred and will be amortized over the term of the arrangement.
Maturities of long-term debt
Maturities of long-term debt outstanding, excluding discounts, at December 31, 2018, are $386.0 million in 2019, $2.2 million in 2020, $200.7 million in 2021, $1,501.8 million in 2022, $0.1 million in 2023 and $450.1 million thereafter.
Covenants
Among other restrictions, the Revolving Credit Facility and 2017 Term Loan Facility contain financial covenants applicable to FMC and its consolidated subsidiaries related to leverage (measured as the ratio of debt to adjusted earnings) and interest coverage (measured as the ratio of adjusted earnings to interest expense). Our actual leverage for the four consecutive quarters ended December 31, 2018 was 2.3 which is below the maximum leverage of 4.5. By the end of 2019, the maximum leverage ratio will step down to 4.0 in accordance with the provisions of the Revolving Credit Facility and the 2017 Term Loan Facility. Our actual interest coverage for the four consecutive quarters ended December 31, 2018 was 9.6 which is above the minimum interest coverage of 3.5. We were in compliance with all covenants at December 31, 2018.

Compensating Balance Agreements
We maintain informal credit arrangements in many foreign countries. Foreign lines of credit, which include overdraft facilities, typically do not require the maintenance of compensating balances, as credit extension is not guaranteed but is subject to the availability of funds.